UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   June 2, 2005
                                                         -----------------------

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

              1-13469                                     65-0429858
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     (Commission File Number)                 (IRS Employer Identification No.)


 2 Ridgedale Avenue, Cedar Knolls, New Jersey               07927
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    (Address of Principal Executive Offices)             (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

                  MediaBay, Inc. ("MediaBay") has entered into a distribution agreement with RealNetworks, Inc. ("Real") to provide spoken-word and audio entertainment content to Real's subscriber base.

                  Pursuant to the agreement, MediaBay will provide its content library on an "a la carte" basis through Real's Music Store or to the approximately 1.0 million subscribers of the Rhapsody music service. In addition, MediaBay expects users to be able to transfer their spoken word libraries onto hundreds of portable devices supported by Real. At the current time, these devices include the Apple iPod, and most models from Creative, i-River, Rio, and many other MP3 players listed at http://music.guide.real.com/rhapsodydevices.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MediaBay, Inc.
                                     (Registrant)

                                     By: /s/ Robert Toro
                                         ---------------------------------------
                                         Robert Toro
                                         Chief Financial Officer and Senior Vice
                                         President of Finance


Date:  June 2, 2005